UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2021

PAE INCORPORATED

(Exact Name of Registrant Specified in Charter)

Delaware	001-38643	82-3173473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7799 Leesburg Pike, Suite 300 North
Falls Church, Virginia	22043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 717-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A Common Stock, par value $0.0001 per share	PAE	The Nasdaq Stock Market
Warrants	PAEWW	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On March 15, 2021, John E. Heller submitted a letter resigning from his position as President and Chief Executive Officer of PAE Incorporated for personal reasons. Mr. Heller’s letter provided that his resignation is effective on March 19, 2021. Mr. Heller’s resignation was not due to any disagreement with PAE Incorporated on any matter relating to its operations, policies or practices.

(c)    On March 16, 2021, the Board of Directors appointed Charles D. Peiffer as Interim President and Chief Executive Officer of PAE Incorporated, effective at the opening of business on March 19, 2021. Mr. Peiffer has served as the Executive Vice President and Chief Financial Officer of PAE since 2014, and he will continue in that role. Prior to being named to this position, Mr. Peiffer served as the Senior Vice President and CFO at IAP Worldwide Services Inc. from 2009 to 2014, a leading provider of facility management, contingency support, power solutions and technical services. Prior to his position at IAP, Mr. Peiffer served as Vice President of Finance and CFO from 2003 to 2009 at Fluid Technologies, an operating segment of ITT, Inc., a specialty component producer for the aerospace, transportation, energy and industrial markets. In addition, Mr. Peiffer has held financial leadership roles at Avaya Communications, Lucent Technologies, AlliedSignal, Lockheed Martin, Martin Marietta and General Electric. Mr. Peiffer earned his Master’s degree in Banking and Finance from Saint Joseph’s University and his Bachelor’s degree in Business and Accounting from Philadelphia University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAE INCORPORATED

Date: March 16, 2021	By:	/s/ Paul W. Cobb, Jr.
Paul W. Cobb, Jr.
Executive Vice President, General Counsel and Secretary